UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Ohr Pharmaceutical, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

December 18, 2018

Dear Stockholder:

You are cordially invited to attend a special meeting of the stockholders (the “Special Meeting”) of Ohr Pharmaceutical, Inc. (the “Company”) to be held on January 18, 2019 at the offices of Troutman Sanders LLP located at 875 Third Avenue, New York, New York 10022, commencing at 10:00 a.m., local time.

Matters to be presented for action at the Special Meeting include a proposal to approve an amendment to the Company’s certificate of incorporation to effect a reverse stock split of the Company’s common stock at a split ratio of not less than one-for-three and not more than one-for-twenty, to be effective, if at all, at such time as the Company’s Board of Directors of the Company shall determine in its sole discretion, and a proposal to approve the adjournment of the Special Meeting to permit the Company to solicit additional proxies if there are insufficient proxies at the Special Meeting to approve the foregoing reverse stock split proposal.

Whether or not you plan to attend the Special Meeting in person, it is important that your shares be represented and voted at the Special Meeting. Please sign and return the accompanying proxy card in the postage-paid envelope or otherwise transmit your voting instructions as described on the accompanying proxy card. This will ensure that your shares will be represented and voted at the Special Meeting, even if you cannot attend. If you attend the Special Meeting and are the stockholder of record, you may vote your shares in person even though you have previously signed and returned your proxy.

On behalf of your Board of Directors, thank you for your investment in and continued support of Ohr Pharmaceutical, Inc.

Sincerely,

/s/ Jason S. Slakter

Jason S. Slakter
Chief Executive Officer

OHR PHARMACEUTICAL, INC.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On January 18, 2019

To the Stockholders of Ohr Pharmaceutical, Inc.:

You are cordially invited to attend a special meeting of the stockholders (the “Special Meeting”) of Ohr Pharmaceutical, Inc., a Delaware corporation (the “Company”). The Special Meeting will be held at the offices of Troutman Sanders LLP located at 875 Third Avenue, New York, New York 10022, commencing at 10:00 a.m., local time, for the following purposes:

(1)	To approve an amendment to the Company’s certificate of incorporation to effect a reverse stock split of the Company’s common stock at a split ratio of not less than one-for-three and not more than one-for-twenty, to be effective, if at all, at such time as the Company’s Board of Directors shall determine in its sole discretion (“Proposal 1”); and

(2)	To approve a proposal for the adjournment of the Special Meeting to permit the Company to solicit additional proxies if there are insufficient proxies at the Special Meeting to approve Proposal 1 (“Proposal 2”).

These items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for the Special Meeting is December 11, 2018.

Your vote is very important to the Company. Please read the Proxy Statement and then, regardless of whether you plan to attend the Special Meeting, vote your shares as promptly as possible. Please see page 3 for information about voting by Internet, telephone, mail or in person at the Special Meeting. You may revoke your proxy at any time before the vote is taken by delivering to the Company’s Corporate Secretary a written revocation, submitting a proxy with a later date or by voting your shares in person at the Special Meeting, in which case your prior proxy will be disregarded. Please note that voting in advance in any of the ways described will not prevent you from attending the Special Meeting should you choose to do so. I hope that you will attend the Special Meeting, but even if you cannot, please vote your shares as promptly as possible.

By Order of the Board of Directors,

/s/ Sam Backenroth

Sam Backenroth
Secretary

New York, New York
December 18, 2018

YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE VOTE ONLINE OR BY TELEPHONE OR PLEASE COMPLETE, SIGN AND DATE THE PROXY PROVIDED TO YOU AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED TO YOU, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES, IN ORDER TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER IN ORDER TO VOTE IN PERSON.

IMPORTANT

You can help avoid the necessity and expense of sending follow-up letters to ensure a Quorum by promptly returning the enclosed Proxy Card. Please fill in, sign and return the enclosed Proxy Card in order that the necessary Quorum may be represented at the Special Meeting. The enclosed envelope requires no postage if mailed in the United States.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD
On January 18, 2019

The Proxy Statement for the Special Meeting of Stockholders is available via email, and is available on the internet www.proxydocs.com/ohrp
Please send request to info@ohrpharmaceutical.com

OHR PHARMACEUTICAL, INC.

PROXY STATEMENT

Except as otherwise specifically noted, the ‘Company,” “Ohr,” “we,” “our,” “us” and similar words in this Proxy Statement refer to Ohr Pharmaceutical, Inc.

FORWARD-LOOKING STATEMENTS

The information in this Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical in nature, including statements about beliefs and expectations, are forward-looking statements. Words such as “may,” “will,” “should,” “estimates,” “predicts,” “believes,” “anticipates,” “plans,” “expects,” “intends” and similar expressions are intended to identify these forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties. You are cautioned that these forward-looking statements reflect management’s estimates only as of the date hereof, and we assume no obligation to update these statements, even if new information becomes available or other events occur in the future. Actual future results, events and trends may differ materially from those expressed in or implied by such statements depending on a variety of factors, including, but not limited to those set forth in our filings with the Securities and Exchange Commission.

1

OHR PHARMACEUTICAL, INC.
800 Third Avenue, 11th Floor
New York, New York 10022

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held On January 18, 2019

A special meeting of the stockholders (the “Special Meeting”) of Ohr Pharmaceutical, Inc. will be held on January 18, 2019 at the offices of Troutman Sanders LLP located at 875 Third Avenue, New York, New York 10022, commencing at 10:00 a.m., local time. The accompanying proxy is solicited by our board of directors (the “Board”). It is anticipated that this Proxy Statement and the accompanying proxy card will be first made available to holders of our common stock on or about , 2018.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Who is asking for my vote and why am I receiving this document?

The Board asks that you vote on the matters listed in the Notice of Special Meeting, which are more fully described in this Proxy Statement. We are providing this Proxy Statement and related proxy card to our stockholders in connection with the solicitation by the Board of proxies to be voted at the Special Meeting. A proxy, if duly executed and not revoked, will be voted and, if it contains any specific instructions, will be voted in accordance with those instructions.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on December 11, 2018 will be entitled to vote at the Special Meeting. On the record date, there were 56,466,428 shares of our common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on December 11, 2018 your shares were registered directly in your name with our transfer agent, Standard Registrar & Transfer Company, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the accompanying proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on December 11, 2018 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. If you designate someone as your proxy or proxy holder in a written document, that document is called a proxy or a proxy card. Dr. Jason S. Slakter and Mr. Sam Backenroth have been designated as proxies or proxy holders for the Special Meeting. A proxy properly executed and received by our Corporate Secretary prior to the Special Meeting and not revoked will be voted in accordance with the terms thereof.

What is a voting instruction?

A voting instruction is the instruction form you receive from your bank, broker or other nominee if you hold your shares of common stock in street name. The instruction form instructs you how to direct your bank, broker or other nominee, as record holder, to vote your shares of common stock.

2

What is being voted on?

You are being asked to vote on the following two proposals:

Proposal 1 — To approve an amendment to the Company’s certificate of incorporation to effect a reverse stock split of our common stock at a split ratio of not less than one-for-three and not more than one-for-twenty, to be effective, if at all, at such time as our Board shall determine in its sole discretion.

Proposal 2 — To approve the adjournment of the Special Meeting to permit the Company to solicit additional proxies if there are insufficient proxies at the Special Meeting to approve Proposal 1.

How do I vote?

For Proposals 1 and 2 you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote:

By Internet or by telephone: Follow the instructions included in the proxy card to vote by Internet or telephone.

By mail: You can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’ recommendations as noted below.

In person at the meeting: If you attend the Special Meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 5:00 p.m. Eastern Time on January 17, 2019.

If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote in person if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of December 11, 2018.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions as to how to vote to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can vote the shares with respect to matters that are routine items but cannot vote the shares with respect to non-routine items. Our management believes that Proposal 1 and Proposal 2 are routine matters for which brokers will have authority to vote your shares of our common stock at the Special Meeting if you do not give instruction on how to vote your shares. Consequently, if beneficial owner of shares held in “street name” do not give any direction, brokers will be permitted to vote shares of our common stock at the Special Meeting in relation to these proposals. Nevertheless, we encourage you to submit your voting instructions to your broker to ensure your shares of our common stock are voted at the Special Meeting.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Against” votes and abstentions. Additionally, as discussed above each proposal currently scheduled to be considered at the Special Meeting are routine such that there will be no broker non-votes.

How many votes are needed to approve each proposal?

Amendment to Certificate of Incorporation Effecting a Reverse Stock Split of the Common Stock. The approval of the amendment to our certificate of incorporation to effect a reverse stock split of the Company’s common stock at a split ratio of not less than one-for-three and not more than one-for-twenty, to be effective, if at all, at such time as the Board shall determine in its sole discretion requires the affirmative “FOR” vote of a majority of the outstanding shares of the Company’s common stock entitled to vote thereon.

3

Adjournment of the Special Meeting to permit the Company to solicit additional proxies, if there are insufficient proxies at the Special Meeting to approve Proposal 1. The approval a proposal for the adjournment of the Special Meeting to permit the Company to solicit additional proxies if there are insufficient proxies at the Special Meeting to approve Proposal 1 requires that the votes cast in favor of the proposal exceed the number of votes cast against the proposal.

What is the quorum requirement?

A quorum is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares are represented in person or by proxy at the Special Meeting. On the record date, there were 56,466,428 shares of our common stock outstanding and entitled to vote. Thus, at least 28,233,215 shares must be represented in person or by proxy at the Special Meeting in order to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions will be counted towards the quorum requirement.

How will my shares be voted if I sign, date and return my proxy card or voting instruction card, but do not provide complete voting instructions with respect to each proposal?

Stockholders should specify their vote for each matter on the enclosed proxy. The proxies solicited by this Proxy Statement vest in the proxy holders’ voting rights on all matters voted upon at the Special Meeting.

Unless otherwise directed in the enclosed proxy card, the persons named as proxies therein will vote all properly executed, returned and not-revoked proxy cards or voting instruction cards (1) “FOR” the approval of the amendment to our certificate of incorporation to effect a reverse stock split of the Company’s common stock at a split ratio of not less than one-for-three and not more than one-for-twenty, to be effective, if at all, at such time as the Board shall determine in its sole discretion; and (ii) “FOR” the approval of a proposal for the adjournment of the Special Meeting to permit the Company to solicit additional proxies if there are insufficient proxies at the Special Meeting to approve Proposal 1.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other nominees for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card or voting instruction card?

If you receive more than one Proxy Statement or proxy card or voting instruction card, it means that your shares are registered in more than one name or are registered in different accounts. Please vote in the manner described above under “How do I vote?” for each proxy card or voting instruction card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy card with a later date;

●	You may send a written notice that you are revoking your proxy to our Secretary at 800 Third Avenue, 11th Floor, New York, New York 10022; or

●	You may attend the Special Meeting and vote in person. However, simply attending the Special Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

4

What are the voting recommendations of the Board?

For the reasons set forth in more detail later in this Proxy Statement, THE BOARD RECOMMENDS THAT YOU VOTE:

●	FOR THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A SPLIT RATIO OF NOT LESS THAN ONE-FOR-THREE AND NOT MORE THAN ONE-FOR-TWENTY, TO BE EFFECTIVE, IF AT ALL, AT SUCH TIME AS THE BOARD SHALL DETERMINE IN ITS SOLE DISCRETION;

●	FOR THE APPROVAL OF A PROPOSAL FOR THE ADJOURNMENT OF THE SPECIAL MEETING TO PERMIT THE COMPANY TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT PROXIES AT THE SPECIAL MEETING TO APPROVE PROPOSAL 1.

Who can help answer my questions about the proposals?

If you have additional questions about these proposals, you should contact Sam Backenroth, our Chief Financial Officer, at 212-682-8452.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results may be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K shortly after the Special Meeting occurs.

When are stockholder proposals due for next year’s annual meeting?

Our stockholders may submit proposals for inclusion in the proxy material. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission. To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by May 11, 2019 to our Secretary at our principal office, Ohr Pharmaceutical, Inc., 800 Third Avenue, 11th Floor, New York, New York 10022.

In addition, our by-laws provide that a stockholder may nominate one or more persons for election as director or directors at a stockholders’ meeting if written notice of intent to make such nomination or nominations has been given either by personal delivery or by mail to the Secretary of the Company not less than 90 days before the meeting of stockholders at which such election is held. Each such notice must state (i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board; and (iv) the consent of each nominee to serve as a director of the corporation if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

5

PROPOSAL 1: - TO APPROVE THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE SHARES OF COMMON STOCK

Background

The Board has adopted a resolution approving and recommending to the Company's stockholders for the stockholders’ approval of a proposal to amend our certificate of incorporation to effect a reverse split of our outstanding shares of common stock within a range of one share of common stock for every three shares of common stock to one share of common stock for every twenty shares of common stock, with the exact reverse split ratio to be decided and publicly announced by the Board prior to the effective time of the amendment to our certificate of incorporation (the “Reverse Stock Split”). If the stockholders approve this proposal, the Board will have the authority to decide, at any time prior to January 19, 2020 whether to implement the Reverse Stock Split and the precise ratio of the Reverse Stock Split within a range of one-for-three shares of our common stock to one-for-twenty shares of our common stock. If the Board decides to implement the Reverse Stock Split, the Reverse Stock Split will become effective upon the filing of an amendment to our certificate of incorporation with the Secretary of State of the State of Delaware.

The Board reserves the right, even after stockholder approval, to abandon or postpone the filing of the amendment to effect the Reverse Stock Split if the Board determines that it is not in the best interests of the Company and the stockholders. If the amendment effecting the Reverse Stock Split is not implemented by the Board prior to January 19, 2020 the proposal will be deemed abandoned, without any further effect.

The form of the certificate of amendment to accomplish the Reverse Stock Split is attached to this Proxy Statement as Appendix A. The following discussion is qualified in its entirety by the full text of the certificate of amendment, which is incorporated herein by reference

Purpose of the Reverse Stock Split

On February 20, 2018, we received a written notice (the “First Notice”) from NASDAQ Stock Market LLC (“Nasdaq”) that the Company had not been in compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for a period of 30 consecutive business days. Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum closing bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum closing bid price requirement exists if the deficiency continues for a period of 30 consecutive business days.

In accordance with Nasdaq’s Listing Rule 5810(c)(3)(A), the Company had a period of 180 calendar days, or until August 20, 2018, to regain compliance with the minimum closing bid price requirement. The Company did not regain compliance with the minimum closing bid price requirement by August 20, 2018. The Company was notified by Nasdaq that it might be afforded a second 180 calendar period to regain compliance with the minimum closing bid price requirement under certain circumstances if the Company notified Nasdaq of its intent to cure the deficiency. As a result, the Company applied for an extension of the cure period, as permitted under the notification. In order to cure the deficiency the Company indicated that, to that extent necessary, it planned to seek approval for a reverse stock split in order to meet the minimum closing bid price requirement at a special meeting of the Company’s stockholders which the Company will hold prior to the expiration of the second 180 day period and effectuate the reverse stock split immediately thereafter.

On August 21, 2018, we received a written notice from Nasdaq that the Company had been granted an additional 180 calendar days, or until February 19, 2019, to regain compliance with the minimum $1.00 bid price per share requirement of the Listing Rules of Nasdaq (“Second Notice”).

According to the Second Notice, if at any time before February 19, 2019, the bid price of the Company’s common stock closes at or above $1.00 per share for a minimum of 10 consecutive business days, Nasdaq will provide written notification that the Company has achieved compliance with the minimum closing bid price requirement. If, however, compliance with the minimum closing bid price requirement cannot be demonstrated by February 19, 2018, Nasdaq will provide written notification that the Company’s common stock will be delisted. At that time, the Company may appeal Nasdaq’s determination to a Hearings Panel.

If we were unable to maintain compliance with the $1.00 minimum bid price requirement and our common stock were delisted from Nasdaq, trading of our common stock would most likely take place on an over-the-counter market established for unlisted securities, such as the OTCQB or the Pink Market maintained by OTC Markets Group Inc. An investor would likely find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market, and many investors would likely not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. In addition, as a delisted security, our common stock would be subject to SEC rules as a “penny stock,” which impose additional disclosure requirements on broker-dealers. The regulations relating to penny stocks, coupled with the typically higher cost per trade to the investor of penny stocks due to factors such as broker commissions generally representing a higher percentage of the price of a penny stock than of a higher-priced stock, would further limit the ability of investors to trade in our common stock. For these reasons and others, delisting would adversely affect the liquidity, trading volume and price of our common stock, causing the value of an investment in us to decrease and having an adverse effect on our business, financial condition and results of operations, including our ability to attract and retain qualified employees and to raise capital.

6

In addition, among the factors considered by the Board in reaching its decision to recommend the Reverse Stock Split, the Board considered the potential effects of having stock that trades at a low price. Since the brokerage commissions on stock with a low trading price generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in stocks with a low trading price pay transaction costs (commissions, markups, or markdowns) at a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as financial results and market conditions, may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase proportionately following the Reverse Stock Split, or that the market price of common stock will not decrease in the future. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Additionally, if implemented, the Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of our common stock, particularly as the ratio for the Reverse Stock Split increases. Brokerage commissions and other costs of transactions in odd-lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

There will be no change in our authorized shares as a result of the amendment to our certificate of incorporation and therefore, upon effectiveness of the Reverse Stock Split, the number of shares of our common stock that are authorized and unissued will increase relative to the number of issued and outstanding shares. Except as discussed in the immediately preceding sentence and under the heading “Principal Effects of the Reverse Stock Split,” we currently have no definitive agreements to issue any of our authorized but unissued shares of our common stock. However, it is likely that some of these additional authorized shares could be used in the future for various other purposes without further stockholder approval, except as such approval may be required in particular cases by our certificate of incorporation, applicable law or the rules of any stock exchange or other system on which our securities may then be listed. Additionally, the Board has engaged Roth Capital Markets, LLC, to advise the Board and management, and to assist in pursuing a range of strategic alternatives to maximize stockholder value including some of the following: license, divestiture, or other monetization of current assets; license or acquisition of additional assets; merger, joint venture, partnership, or other business combination with another entity, public or private. The Board has not set a definitive timetable for completion of this process. There can be no assurance that this process will result in a strategic alternative of any kind. The Board may use shares of our common stock in connection with any strategic transaction.

Determination of Reverse Stock Split Ratio

Stockholder approval of the amendment to our certificate incorporation that would allow the Board to determine the exact reverse stock split ratio within a specified range of one-for-three to one-for-twenty (rather than stockholder approval of a fixed reverse stock split ratio) provides the flexibility to achieve the desired results of the Reverse Stock Split.

In determining the range of Reverse Stock Split ratios to be submitted for stockholder approval, the Board considered numerous factors, including:

●	the potential devaluation of the Company’s market capitalization as a result of a reverse stock split;

●	the projected impact of the reverse stock split ratio on the trading liquidity in our common stock and the Company’s ability to maintain the listing of our common stock on Nasdaq;

●	the historical and projected performance of our common stock and volume level before and after the reverse stock split;

●	prevailing market conditions;

●	general economic and other related conditions prevailing in the Company’s industry and in the marketplace generally;

●	the Company’s capitalization (including the number of shares of our common stock issued and outstanding); and

●	the prevailing trading prices for our common stock and its trading volume.

The Board will consider the conditions, information and circumstances existing at the time when it determines whether to implement the Reverse Stock Split and, if it decides to implement the Reverse Stock Split, the precise reverse stock split ratio.

7

Principal Effects of Reverse Stock Split

To implement the Reverse Stock Split, the Company would, at a meeting of the Board or by written consent in lieu of a meeting, resolve to effect the Reverse Stock Split, select the reverse split ratio and publicly announce the reverse split ratio. Thereafter, the Company would file the certificate of amendment with the Secretary of State of the State of Delaware and, upon such amendment becoming effective, and without further action on the part of the Company’s stockholders, the shares of common stock held by stockholders of record as of the effective time of such amendment would be converted into the number of shares of common stock (the “New Common Stock”) calculated based on the reverse split ratio determined and approved by the Board and publicly announced before the filing of the amendment.

No fractional shares would be issued if, as a result of the Reverse Stock Split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the Reverse Stock Split will automatically be entitled to receive an additional share of the Company’s common stock. In other words, any fractional share will be rounded up to the nearest whole number.

For example, if a stockholder presently holds 100 shares of our common stock, he, she or it would hold 34 shares of New Common Stock following a one-for-thee split, 10 shares following a one-for-ten split.

The following table contains approximate information relating to the Company’s common stock based upon the number of authorized shares of our common stock set forth in our Certificate of Incorporation, as amended, on file with the Secretary of State of the State of Delaware if the Reverse Stock Split is implemented at a ratio of (i) one-for-three, (ii) one-for-five, (iii) one-for-ten, (iv) one-for-fifteen, and (v) one-for-twenty in each case based on share information as of close of business on December 11, 2018:

	Number of Shares of Common Stock Authorized	Shares of Common Stock Issued and Outstanding	Shares of Common Stock Authorized and reserved for Issuance (1)	Shares Common Stock Authorized and Unreserved for Issuance
Current	180,000,000	56,466,428	19,250,610	104,282,962
Assuming 1 for 3 reverse stock split	180,000,000	18,822,143	6,416,870	154,760,987
Assuming 1 for 5 reverse stock split	180,000,000	11,293,286	3,850,122	164,856,592
Assuming 1 for 10 reverse stock split	180,000,000	5,646,643	1,925,061	172,428,296
Assuming 1 for 15 reverse stock split	180,000,000	3,764,429	1,283,374	174,952,197
Assuming 1 for 20 reverse stock split	180,000,000	2,823,322	962,531	176,214,147

(1) Represents shares of our common stock reserved for issuance pursuant to outstanding options and warrants.

8

As reflected in the table above, the number of authorized shares of our common stock will not be reduced by the Reverse Stock Split. Accordingly, the Reverse Stock Split will have the effect of creating additional unissued and unreserved shares of our common stock. Except as discussed in the immediately preceding sentence and under the heading “Principal Effects of the Reverse Stock Split,” we currently have no definitive agreements to issue any of our authorized but unissued shares of our common stock. However, it is likely that some of these additional authorized shares could be used in the future for various other purposes without further stockholder approval, except as such approval may be required in particular cases by our certificate of incorporation, applicable law or the rules of any stock exchange or other system on which our securities may then be listed. Additionally, these additional shares may be used by us for various purposes in the future without further stockholder approval (subject to applicable NASDAQ marketplace rules), including, among other things: (i) raising capital necessary to fund our future operations, (ii) providing equity incentives to our employees, officers, directors and consultants, (iii) entering into collaborations and other strategic relationships and (iv) expanding our business through the acquisition of other businesses or products. Furthermore, the Board has engaged Roth Capital Markets, LLC, to advise the Board and management, and to assist in pursuing a range of strategic alternatives to maximize stockholder value including some of the following: license, divestiture, or other monetization of current assets; license or acquisition of additional assets; merger, joint venture, partnership, or other business combination with another entity, public or private. The Board has not set a definitive timetable for completion of this process. There can be no assurance that this process will result in a strategic alternative of any kind. The Board may use shares of our common stock in connection with any strategic transaction.

As of December 11, 2018, there were approximately 252 holders of record of our common stock (although there are significantly more beneficial holders). The Company does not expect the Reverse Stock Split to result in any reduction in the number of record holders.

Effect on Authorized Preferred Stock. Currently the Company is authorized to issue up to a total of 9,416,664 shares of Preferred Stock, $.0001 par value per share (after giving effect to the conversion and cancellation of a previous issue of 5,583,336 shares of Series B Preferred), none of which are are issued and outstanding. The proposed amendment to our certificate of incorporation will not impact the total authorized number of shares of preferred stock or the par value of the preferred stock.

Effect on Voting Rights. Proportionate voting rights and other rights of the holders of common stock would not be affected by the reverse stock split. For example, a holder of 1% of the voting power of the outstanding shares of common stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding shares of common stock after the reverse stock split.

Effect on Par Value Shares and Accounting Matters. The Reverse Stock Split will not affect the par value per share of our common stock, which will remain at $0.0001 per share. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to our common stock on the Company’s balance sheet (which consists of the par value per share of our common stock multiplied by the aggregate number of the issued shares of common stock) will be reduced proportionately based on the reverse stock split ratio selected by the Board, and the additional paid-in capital account (which consists of the difference between the Company’s stated capital and the aggregate amount paid to us upon the issuance of all currently issued shares of our common stock) will be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of our common stock will be increased as a result of the Reverse Stock Split because there will be fewer shares of our common stock outstanding.

Effect on Outstanding Options and Warrants. The Reverse Stock Split, if and when implemented, will affect outstanding options to purchase our common stock. The Company’s 2016 Consolidated 2016 Stock Plan, the Company’s 2014 Stock Incentive Plan and the Company’s 2009 Stock incentive Plan include provisions for appropriate adjustments to the number of shares of our common stock covered by the plans, as well as the per share exercise prices. If the Company’s stockholders approve the Reverse Stock Split, an outstanding stock option to purchase one share of our common stock would thereafter evidence the right to purchase a fraction of a share of our common stock consistent with the Reverse Stock Split ratio designated by the Board (rounding any fractional shares up to the nearest whole share), and the exercise price per share would be a corresponding multiple of the previous exercise price (rounded down to the nearest cent). For example, if the Company effects a one-for-ten reverse stock split, a pre-split option for 10,000 shares of common stock with an exercise price of $1.00 per share would be converted post-split into an option to purchase 1,000 shares of common stock with an exercise price of $10.00 per share. Further, the number of shares of our common stock authorized and reserved for issuance under the plans will be reduced in proportion to the exchange ratio of the Reverse Stock Split.

The Company has outstanding warrants to purchase shares of its common stock. Under the terms of the outstanding warrants, the reverse stock split will effect a reduction in the number of shares of our common stock issuable upon exercise of the warrant in proportion to the exchange ratio of the Reverse Stock Split and will effect a proportionate increase in the exercise price of the outstanding warrants.

9

Board Discretion to Implement the Reverse Stock Split

If this proposal is approved by the stockholders, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that a reverse stock split (at a ratio determined by the Board as described above) is in the best interests of the Company and its stockholders. The Board’s determination as to whether the Reverse Stock Split will be effected and, if so, at what ratio, will be based upon certain factors, including existing and expected marketability and liquidity of our common stock, prevailing market conditions, the likely effect on the market price of our common stock, the Company’s ability to maintain the Nasdaq listing for our common stock and the recent trading history of our common stock.

The Reverse Stock Split, if deemed by the Board to be in the best interests of our Company and our stockholders, will be effected, if at all, no later than the one-year anniversary of the Special Meeting, or January 18, 2020.

Exchange of Stock Certificates; Fractional Shares

As soon as practicable after the effective time of the Reverse Stock Split, the Company, or its transfer agent, will send a letter to each stockholder of record for use in transmitting certificates representing shares of common stock (“Old Certificates”) to the Company’s transfer agent, Standard Registrar & Transfer Company, Inc (the “Exchange Agent”). The letter of transmittal will contain instructions for the surrender of Old Certificates to the Exchange Agent in exchange for certificates representing the appropriate number of whole shares of New Common Stock. No new certificates will be issued to a stockholder until such Old Certificates are surrendered, together with a properly completed and executed letter of transmittal, to the Exchange Agent.

Stockholders will then receive a new certificate or certificates representing the number of shares of New Common Stock into which their shares of common stock have been converted as a result of the Reverse Stock Split. Until surrendered, outstanding stock certificates held by stockholders will be deemed for all purposes to represent the number of whole shares of New Common Stock to which such stockholders are entitled as a result of the Reverse Stock Split. Stockholders should not send their Old Certificates to the Exchange Agent until they have received the letter of transmittal. All expenses of the exchange of certificates will be borne by the Company.

The Company intends to treat shares held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial or “street name” holders. However, these banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split. Stockholders holding shares of our common stock with a bank, broker or other nominee should contact their bank, broker or other nominee with any questions in this regard.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Effective Date

If Proposal 1 is approved by our stockholders and the Board continues to believe that the Reverse Stock Split is in the best interests of our Company and our stockholders, the Reverse Stock Split will be effective as of the date and time that the certificate of amendment effecting the Reverse Stock Split is filed with the Delaware Secretary of State of in accordance with applicable Delaware law. However, no amendment reflecting the Reverse Split will be filed after January 18, 2020.

No Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenters' rights with respect to the proposed amendment to our certificate of incorporation to effect the Reverse Stock Split, and we will not independently provide our stockholders with any such right.

10

No Going Private Transaction

Notwithstanding the change in the number of outstanding shares following the Reverse Stock Split, this transaction is not the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Certain Risks Associated with a Reverse Split of our Common Stock

There are numerous factors and contingencies that could affect our share price following a reverse split of our common stock, such as our reported results of operations in future periods, and general economic, market and industry conditions. Also, reverse splits are sometimes perceived by investors to imply that an issuer is having financial difficulties and, as a result, reverse splits sometimes cause the trading price of the resulting security to be lower than the pre-split share price or not to increase to or maintain its share price on a post-reverse split adjusted basis.

The following are some of the possible disadvantages of a Reverse Stock Split:

●	The reduced number of outstanding shares of common stock resulting from a Reverse Stock Split could adversely affect the liquidity of our common stock. Although the Board believes that a higher stock price may help generate investor interest and preserve stockholder value by achieving the minimum price requirement necessary to maintain the Nasdaq listing, there can be no assurance that the Reverse Stock Split will result in a per share price that will attract institutional investors or investment funds, that such share price will satisfy the investing guidelines of institutional investors or investment funds, or that such share price will maintain the Nasdaq listing. As a result, the trading liquidity of our common stock may not necessarily improve.

●	A reverse stock split could result in a significant devaluation of the Company’s market capitalization and the trading price of our common stock, on an actual or an as-adjusted basis, based on the experience of other companies that have accomplished reverse stock splits.

●	A reverse stock split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of fewer than 100 shares of common stock. These odd lots may be more difficult to sell than shares of our common stock in even multiples of 100. Additionally, any reduction in brokerage commissions resulting from the reverse stock split, as discussed above, may be offset, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling odd lots created by the reverse stock split.

●	There can be no assurance that the market price per share of our common stock after the reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split.

●	The total market capitalization of our common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split.

●	The increase in the ratio of authorized but unissued shares of our common stock to issued shares of our common stock resulting from the reverse stock split may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our certificate of incorporation or Bylaws.

Interests of Certain Persons in the Proposal

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal 1 except to the extent of their ownership of shares of our common stock.

11

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. This discussion is included for general information purposes only and does not address all aspects of federal income taxation that may be relevant to stockholders that may be subject to special tax rules, including, without limitation: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for US. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; (xi) U.S. expatriates; (xii) controlled foreign corporations; or (xiii) passive foreign investment companies. In addition, this summary does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction and U.S. federal tax consequences other than federal income taxation. This discussion also assumes that the shares of our common stock were, and the shares of our common stock received pursuant to the reverse stock split will be, held as “capital assets” (as defined in the Code). If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the United States federal income tax consequences of the reverse stock split and there can be no assurance the IRS will not challenge the statements set forth below or that a court would not sustain any such challenge. EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH STOCKHOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, the administration of which is subject to the primary supervision of a U.S. court and as to which one or more U.S. persons have the authority to control all substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person. A “Non-U.S. Holder” is a beneficial owner (other than a partnership) of shares of our common stock who is not a U.S. Holder.

The Reverse Stock Split is intended to constitute a reorganization within the meaning of Section 368(a) of the Code. Assuming the reverse stock split qualifies as a reorganization, no gain or loss should be recognized by a stockholder upon the reverse stock split. In general, the aggregate tax basis in the shares of our common stock received pursuant to the reverse stock split should equal the aggregate tax basis of the shares of our common stock surrendered (including any whole share in exchange for a fractional share). The stockholder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered pursuant to the reverse stock split. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the reverse stock split. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

TAX MATTERS ARE COMPLICATED, AND THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT DEPEND UPON THE PARTICULAR CIRCUMSTANCES OF EACH STOCKHOLDER. ACCORDINGLY, EACH STOCKHOLDER IS ADVISED TO CONSULT THE STOCKHOLDER’S TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO THE STOCKHOLDER OF A REVERSE STOCK SPLIT.

12

Vote Required

The affirmative vote of a majority of the shares of our common stock issued and outstanding on the record date is required to approve the amendment to our certificate of incorporation to accomplish the reverse stock split of our common stock.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ADOPTION OF PROPOSAL 1 TO EFFECT A REVERSE STOCK SPLIT OF THE SHARES OF COMMON STOCK.

Notwithstanding Stockholder approval of Proposal 1, the Board may abandon Proposal 1 without further stockholder action.

13

PROPOSAL 2

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL

PROXIES

Adjournment of the Special Meeting

In the event that the number of shares of our common stock present in person or represented by proxy at the Special Meeting and voting “FOR” the adoption of the Reverse Stock Split is insufficient to adopt the Reverse Stock Split, we may move to adjourn the Special Meeting in order to enable the Board to solicit additional proxies in favor of the adoption of the Reverse Stock Split. In that event, we will ask stockholders to vote only upon the adjournment proposal and not on any other proposal discussed in this proxy statement. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Vote Required

If a quorum is present, approval of the proposal to adjourn the Special Meeting to a later date requires the affirmative vote of the majority of the votes cast on the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” ADOPTION OF PROPOSAL 2 TO ADJOURN THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT PROXIES AT THE SPECIAL MEETING TO APPROVE THE REVERSE STOCK SPLIT.

14

PRINCIPAL STOCKHOLDERS

The following table provides information about the beneficial ownership of our common stock as of December 11, 2018.

●	each person or entity known by us to own beneficially more than five percent of our common stock;

●	the named executive officers;

●	each of our directors; and

●	all of our directors and executive officers as a group.

In accordance with Securities and Exchange Commission rules, beneficial ownership includes any shares for which a person or entity has sole or shared voting power or investment power and any shares for which the person or entity has the right to acquire beneficial ownership within 60 days after December 11, 2018 through the exercise of any option, warrant or otherwise. Except as noted below, we believe that the persons named in the table have sole voting and investment power with respect to the shares of common stock set forth opposite their names. Percentage of beneficial ownership is based on 56,466,428 shares of common stock outstanding as of December 11, 2018, plus any shares of common stock issuable upon exercise of presently exercisable common stock options or common stock warrants held by such person or entity. All shares included in the “Right to Acquire” column represent shares subject to outstanding stock options or warrants that are exercisable within 60 days after September December 11, 2018. The address of each of our directors and executive officers is c/o Ohr Pharmaceutical, Inc., 800 Third Avenue, 11th Floor, New York, New York 10022.

Name and Address of Beneficial Owner	Shares Owned	Right to Acquire	Common and Warrant or Option Shares Owned Beneficially	Fully Diluted Ownership Percentage(1)
Orin Hirschman(2)	2,530,468	427,334	2,957,802	5.2%

Jason Slakter(3)	2,263,622	410,001	2,673,623	4.7%

Sam Backenroth(4)	212,596	343,334	555,930	1.0%

June Almenoff(5)	16,900	257,333	274,233	*

Thomas Riedhammer(6)	8,000	257,333	265,333	*

Michael Ferguson(7)	—	375,000	375,000	*

All Officers and Directors as a Group	5,031,586	2,070,335	7,101,921	12.5%

* Less than 1%.

(1)	Calculated on the basis of shares of Common Stock outstanding plus the number of shares such holder has the right to acquire.
(2)	Mr. Hirschman has sole voting and dispositive power over shares held by AIGH Investments. AIGH Investment Partners (AIGH) directly owns shares and warrants to purchase common stock. Mr. Hirschman is the sole member of AIGH and directly determines investment and voting decisions. Mr. Hirschman indirectly owns shares as custodian of accounts for the benefit of his minor children. Mr. Hirschman shares voting and dispositive power over shares and warrants held by The Tzedakah Fund. Mr. Hirschman also owns options and warrants directly.
(3)	Consists of 1,067,898 shares of common stock held by Dr. Slakter directly and 1,195,724 shares of common stock held by SKS Ocular I LLC, an affiliate of Dr. Slakter. Dr. Slakter has sole voting and dispositive power over shares and options held by Dr. Slakter personally. Dr. Slakter shares voting and dispositive power over shares held by SKS Ocular I LLC. Dr. Slakter disclaims any beneficial ownership of the 1,195,724 shares of common stock held by SKS Ocular I LLC except to the extent of his pecuniary interest therein.
(4)	Includes shares currently issuable upon exercise of options and warrants granted to Mr. Backenroth.
(5)	Includes shares currently issuable upon exercise of options granted to Dr. Almenoff.
(6)	Includes shares currently issuable upon exercise of options granted to Dr. Riedhammer.
(7)	Includes shares currently issuable upon exercise of options granted to Mr. Ferguson.

15

OTHER MATTERS

Management does not know of any business to be transacted at the meeting other than as indicated herein.

If you will need special assistance at the Special Meeting because of a disability, or if you require directions to the Meeting, please contact Sam Backenroth, the Corporate Secretary of the Company, at (212) 682-8452.

By Order of the Board of Directors,

Sam Backenroth
Secretary

New York, New York

December 18, 2018

16

Appendix A

CERTIFICATE OF AMENDMENT

OF

THE CERTIFICATE OF INCORPORATION

OF

OHR PHARMACEUTICAL, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Ohr Pharmaceutical, Inc., a corporation organized under and existing by virtue of the General Corporation Law of the State of Delaware (“DGCL”), DOES HEREBY CERTIFY:

1.        The name of the corporation is Ohr Pharmaceutical, Inc. (the “Corporation”).

2.        The original name of the Corporation was Holdco Inc. and the date of filing the original Certificate of Incorporation of this Corporation with the Secretary of State of the State of Delaware was May 8, 2014.

3.        The provisions of the “FOURTH” of the Certificate of Incorporation are amended by adding the following after the first sentence, with no changes to be made to the first sentence or subsequent sentences and provisions of FOURTH:

“Effective upon the effective time of this Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Split Effective Time”), the shares of common stock issued and outstanding immediately prior to the Split Effective Time and the shares of common stock issued and held in the treasury of the Corporation immediately prior to the Split Effective Time are reclassified into a smaller number of shares such that each three to twenty shares of issued common stock immediately prior to the Split Effective Time is reclassified into one share of common stock, the exact ratio within the three to twenty range to be determined by the board of directors of the Corporation prior to the Split Effective Time and publicly announced by the Corporation. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued. In lieu thereof, any fractional shares that would otherwise be issuable as a result of the foregoing reverse stock split shall be rounded up to the nearest whole share of New common stock. The term “New common stock” as used herein shall mean common stock, as provided in the Certificate of Incorporation, as reclassified and outstanding after giving effect to the foregoing reclassification of common stock.”

Each stock certificate that, immediately prior to the Split Effective Time, represented shares of common stock that were issued and outstanding immediately prior to the Split Effective Time shall, from and after the Split Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of common stock after the Split Effective Time into which the shares of common stock formerly represented by such certificate shall have been reclassified (as well as the right to receive rounded up shares of common stock in lieu of fractional shares after the Split Effective Time).”

4.        This Certificate of Amendment shall be effective [ ], 201[ ] at [ ] [ A.M./P.M ] Eastern Time.

5.        This amendment of the Certificate of Incorporation herein certified has been duly adapted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

Dated: 20__

By:

Name:

Title:

17

Ohr Pharmaceutical, Inc. Special Meeting of Stockholders of Ohr Pharmaceutical, Inc.

Ohr Pharmaceutical, Inc.

Special Meeting of Stockholders of Ohr Pharmaceutical, Inc.

to be held January 18, 2019

for Holders as of December 11, 2018

This Proxy is solicited on behalf of the Board of Directors

Date:

Friday, January 18, 2019

Place:

Troutman Sanders LLP, 875 Third Avenue, New York, NY 10022

Time:

10:00 am, Local Time

Please make your marks like this:

Please make your marks like this: ☒  Use dark black pencil or pen only.

The Board of Directors recommends a vote FOR Proposals 1 and 2.

				INTERNET		TELEPHONE
				Go To:	OR
				www.proxypush.com/OHRP • Cast your vote online. • Have your Proxy Card ready. • Follow the simple instructions to record your vote.		CALL 1-866-206-4393 • Use any touch-tone telephone. • Have your Proxy Card ready. • Follow the simple recorded instructions.

	FOR	AGAINST	ABSTAIN

1.

To approve an amendment to the Company’s certificate of incorporation to effect a reverse stock split of the Company’s common stock at a split ratio of not less than one-for-three and not more than one-for-twenty, to be effective, if at all, at such time as the Company’s Board of Directors shall determine in its sole discretion.

	☐	☐	☐
2. To approve a proposal for the adjournment of the Special Meeting to permit the Company to solicit additional proxies if there are insufficient proxies at the Special Meeting to approve Proposal 1.	☐	☐	☐	All votes must be received by 5:00 PM Eastern Time January 17, 2019.

Authorized Signatures – This section must be completed for your instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above

Proxy – OHR PHARMACEUTICAL, INC.

PROXY FOR SPECIAL MEETING TO BE HELD ON JANUARY 18, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder hereby appoints JASON S. SLAKTER and SAM BACKENROTH or either of them (each with full power to act alone), as attorneys and proxies for the undersigned. with the power to appoint his or her substitute. to represent and to vote all the shares of common stock of Ohr Pharmaceutical, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company's Special Meeting of Stockholders to be held at the Offices of Troutman Sanders LLP, 875 Third Avenue, New York, NY 10022 at 10:00 a.m. local time and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the Proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned stockholder.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.